SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.        )

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NATIXIS FUNDS TRUST IV

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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NATIXIS FUNDS TRUST IV

888 Boylston Street

Boston, Massachusetts 02199

June 24, 2019

Dear Shareholder:

The accompanying information statement provides information about the addition of two new sub-advisers to Natixis Sustainable Future 2015 Fund®, Natixis Sustainable Future 2020 Fund®, Natixis Sustainable Future 2025 Fund®, Natixis Sustainable Future 2030 Fund®, Natixis Sustainable Future 2035 Fund®, Natixis Sustainable Future 2040 Fund®, Natixis Sustainable Future 2045 Fund®, Natixis Sustainable Future 2050 Fund®, Natixis Sustainable Future 2055 Fund® and Natixis Sustainable Future 2060 Fund® (each a “Fund” and collectively, the “Funds”), each a series of Natixis Funds Trust IV (the “Trust”). On March 7, 2019, the Board of Trustees of the Trust approved the addition of Harris Associates L.P. (“Harris Associates”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) as sub-advisers to the Funds (the “New Sub-Advisers”), effective April 30, 2019, in connection with their approval of three new sub-strategies for the Funds (the “New Sub-Strategies”). The information statement explains the reasons for the addition of the New Sub-Strategies and describes generally the terms of the new sub-advisory agreements among the Trust, on behalf of the Funds, Natixis Advisors, L.P. and each of Harris Associates and Loomis Sayles (the “New Sub-Advisory Agreements”). You are receiving the information statement because you were a shareholder of one or more of the Funds as of May 31, 2019.

The accompanying information statement is for your information only. You do not need to do anything in response to this information statement. We are not asking you for a proxy and you are not requested to send us a proxy.

Sincerely,

/s/ Russell Kane
Russell Kane Secretary
Natixis Funds Trust IV

NATIXIS FUNDS TRUST IV

Natixis Sustainable Future 2015 Fund®

Natixis Sustainable Future 2020 Fund®

Natixis Sustainable Future 2025 Fund®

Natixis Sustainable Future 2030 Fund®

Natixis Sustainable Future 2035 Fund®

Natixis Sustainable Future 2040 Fund®

Natixis Sustainable Future 2045 Fund®

Natixis Sustainable Future 2050 Fund®

Natixis Sustainable Future 2055 Fund®

Natixis Sustainable Future 2060 Fund®

888 Boylston Street

Boston, Massachusetts

02119

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available online at

www.im.natixis.com

The primary purpose of this Information Statement is to provide you with information about the addition of two new sub-advisers to Natixis Sustainable Future 2015 Fund®, Natixis Sustainable Future 2020 Fund®, Natixis Sustainable Future 2025 Fund®, Natixis Sustainable Future 2030 Fund®, Natixis Sustainable Future 2035 Fund®, Natixis Sustainable Future 2040 Fund®, Natixis Sustainable Future 2045 Fund®, Natixis Sustainable Future 2050 Fund®, Natixis Sustainable Future 2055 Fund® and Natixis Sustainable Future 2060 Fund® (each a “Fund” and collectively, the “Funds”), each a series of Natixis Funds Trust IV (the “Trust”). On March 7, 2019, the Board of Trustees of the Trust (the “Board”) approved the addition of Harris Associates L.P. (“Harris Associates”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) as sub-advisers to the Funds (the “New Sub-Advisers”), effective April 30, 2019, in connection with their approval of three new sub-strategies for the Funds (the “New Sub-Strategies”).

This Information Statement explains the reasons for the addition of the New Sub-Strategies and describes generally the terms of the new sub-advisory agreements among the Trust, on behalf of the Funds, Natixis Advisors and each of Harris Associates and Loomis Sayles (the “New Sub-Advisory Agreements”). This Information Statement is being mailed beginning on or about June 24, 2019 to shareholders of each Fund of record as of the close of business on May 31, 2019. The information in this document should be considered an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended. The Trust’s most recent annual and semi-annual reports are available upon request without charge by writing the Trust at the above address, by calling the Trust toll-free at 1-800-225-5478 or by logging onto www.im.natixis.com.

Natixis Advisors, L.P. (“Natixis Advisors”), currently located at 888 Boylston Street, Boston, Massachusetts 02199, serves as the investment adviser to the Funds pursuant to an investment advisory agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Natixis Advisors is an indirect wholly-owned subsidiary of Natixis Investment Managers, L.P., currently located at 888 Boylston Street, Boston, Massachusetts 02199, and an indirect wholly-owned subsidiary of Natixis (“Natixis”), currently located in Paris, France. Natixis is the international corporate and investment banking, asset management, insurance and financial services arm of BPCE, the second-largest retail banking organization in France. Natixis Distribution, L.P. (the “Distributor”), an affiliate of Natixis Advisors, serves as the distributor to the Trust. The Distributor is currently located at 888 Boylston Street, Boston, Massachusetts 02199. Natixis Advisors is the administrator of the Trust and contracts with State Street Bank & Trust Company (“State Street Bank”) to serve as sub-administrator. State Street Bank is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that all agreements under which persons serve as investment advisers or sub-advisers to investment companies be approved by shareholders. The Securities and Exchange Commission (the “SEC”) has granted exemptive relief to the Trust and Natixis Advisors (the “Order”) that generally permits Natixis Advisors, subject to certain conditions, and without the approval of shareholders, to select certain “wholly-owned” and non-affiliated sub-advisers to manage all or a portion of the assets of each Fund and to enter into or materially amend sub-advisory agreements with such sub-advisers, subject to the approval and oversight of the Board. The Board must approve any new sub-advisory agreements implemented in reliance on the Order.

One of the conditions of the Order is that within ninety days after entering into a new or amended sub-advisory agreement with a new sub-adviser without shareholder approval, the Funds must provide an information statement to their shareholders setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. This Information Statement is being provided to you to satisfy this condition of the Order.

THIS INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I. NEW SUB-ADVISORY AGREEMENTS

The Funds follow a sustainable investing approach that aligns with environmental, social and governance (“ESG”) principles and values. Consistent with each Fund’s multi-disciplinary approach, the ESG strategies used by the Funds may vary across the Funds’ underlying funds and separately managed segments. Natixis Advisors acts as the Funds’ investment adviser pursuant to the Advisory Agreement and has overall supervisory responsibility for the general management and investment of each Fund’s assets. A third party sub-adviser, Wilshire Associates Incorporated (“Wilshire”), developed each Fund’s glide path and determines the target allocations among the Fund’s affiliated underlying funds and separately managed segments. Natixis Advisors and Wilshire believe that the addition of the New Sub-Strategies will further diversify the Funds’ exposures, reduce current manager concentration and better position the Funds in the marketplace by incorporating some of Natixis Advisors’ premier actively managed strategies.

Description of the New Sub-Strategies

The Funds were launched in February 2017 as the industry’s first series of target date funds with an ESG focus. Until recently, the Funds allocated their assets among investments in affiliated underlying funds and segments managed directly by Natixis Advisors or sub-advised by Mirova US LLC (“Mirova”) (formerly, Ostrum Asset Management U.S., LLC), an affiliate of Natixis Advisors. Subsequently, Natixis Advisors and Wilshire identified an opportunity to further diversify the Funds’ exposures and enhance the Funds’ position in the marketplace by adding three new segments to be sub-advised by Harris Associates and Loomis Sayles, each a wholly-owned subsidiary of Natixis Advisors. The New Sub-Advisers are well-regarded managers that integrate an evaluation of ESG factors into their investment processes. Natixis Advisors believes that the addition of the New Sub-Strategies will improve the quality of the underlying investment strategies in the Funds.

Effective April 30, 2019, each Fund’s principal investment strategies now include the following New Sub-Strategies:

•

The U.S equity allocation now includes the Harris Associates Large Cap Value Segment, which will invest in a fairly focused portfolio (30-60 stocks) of mid- and large-cap companies based in the United States. In building the portfolio, the team focuses on stocks of companies that they believe are trading at a significant discount to intrinsic value, are expected to grow in shareholder value over time, and companies that feature shareholder-oriented management.

•

Additionally, the U.S. equity allocation now includes the Loomis Sayles All Cap Growth Segment, which seeks to invest in a concentrated portfolio (30-40 stocks) of high quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

•

The fixed-income allocation now includes the Loomis Sayles Core Fixed Income Segment. To achieve its objective, the team utilizes the complete range of insights generated by the Loomis Sayles fixed income organization to identify high potential relative return investment ideas in the investment grade portion of the U.S. fixed income markets.

At a meeting held on March 7, 2019, the Board approved the New Sub-Advisory Agreements with Harris Associates and Loomis Sayles in order to effectuate the investment strategy changes described above. The New Sub-Advisory Agreements are substantially identical to the existing sub-advisory agreement among the Trust, on behalf of the Funds, Natixis Advisors and Mirova. Please see further information below under “Description of the New Sub-Advisory Agreements.” In considering the New Sub-Advisory Agreements, the Board received information regarding the services to be provided by Harris Associates and Loomis Sayles, including presentations by portfolio managers from each New Sub-Advisor on how they would integrate ESG factors into the investment processes of their strategies. Please see further information below under “Consideration of New Sub-Advisory Agreements by the Trustees.”

Under the terms of the Advisory Agreement and the Order, the Funds may add additional segments to be managed by either Natixis Advisors or a wholly-owned or unaffiliated sub-adviser in the future, provided that the advisory fee rates applicable to such segments do not exceed the maximum advisory fee rates set forth in the Advisory Agreement (0.25% of the average daily net assets of any segment managed directly by Natixis Advisors and 0.70% of the average daily net assets of any segment managed by any sub-adviser other than Wilshire). The New Sub-Advisory Agreements do not affect the maximum aggregate advisory fee rates payable by the Funds set forth in the Advisory Agreement.

Description of the New Sub-Advisory Agreements

Copies of the New Sub-Advisory Agreements are set forth as Appendices A-1 and A-2 to this Information Statement. The following descriptions of the New Sub-Advisory Agreements are qualified in their entirety by reference to the full text of the New Sub-Advisory Agreements as set forth in Appendices A-1 and A-2.

The New Sub-Advisory Agreements, which took effect on April 30, 2019, require Harris Associates and Loomis Sayles to manage the investment and reinvestment of such portion of the assets of each Fund as Natixis Advisors or its designee may from time to time allocate to Harris Associates or Loomis Sayles for management (each a “Segment” and, collectively, the “Segments”). The New Sub-Advisory Agreements provide that each New Sub-Advisor shall be paid at an annual rate not to exceed 0.70% of the average daily net assets of each Segment of the Funds (or such lesser amount as the New Sub-Adviser may from time to time agree to receive).

The New Sub-Advisory Agreements provide that they will continue in effect for two years from their date of execution and thereafter from year to year if their continuance is approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Funds, and (ii) by vote of a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), of the Trust, Natixis Advisors or the New Sub-Advisers, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Sub-Advisory Agreements must be approved by Natixis Advisors and the New Sub-Advisers and, if required by law, by vote of a majority of the outstanding voting securities of the Funds and by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreements may be terminated without penalty by vote of the Board or by vote of a majority of the outstanding voting securities of the Funds, upon 60 days’ written notice to the New Sub- Advisers, or by the New Sub-Advisers or Natixis Advisors upon 90 days’ written notice, and will terminate automatically in the event of their “assignment,” as defined in the 1940 Act.

The New Sub-Advisory Agreements will automatically terminate if the Advisory Agreement is terminated. The New Sub-Advisory Agreements are non-exclusive with respect to the services of Harris Associates and Loomis Sayles, which means that Harris Associates and Loomis Sayles can serve as advisers to other mutual funds and investment accounts.

The New Sub-Advisory Agreements provide that the New Sub-Advisers shall not be subject to any liability in connection with the performance of their services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties.

Fees Paid Under the Sub-Advisory Agreements

The sub-advisory fee rate currently paid with respect to the Harris Associates Large Cap Value Segment is 0.52% of the average daily net assets of the Segment. The sub-advisory fee rates currently paid with respect to the Loomis Sayles All Cap Growth Segment and the Loomis Sayles Core Fixed Income Segment are 0.35% and 0.20%, respectively, of the average daily net assets of such Segments. As noted above, the New Sub-Advisory Agreements do not affect the maximum aggregate advisory fee rates payable by the Funds set forth in the Advisory Agreement (0.25% of the average daily net assets of any segment managed directly by Natixis Advisors and 0.70% of the average daily net assets of any segment managed by any sub-adviser other than Wilshire).

Because Harris Associates and Loomis Sayles were appointed as sub-advisers effective April 30, 2019, they did not receive sub-advisory fees for the fiscal year ended January 31, 2019.

Consideration of New Sub-Advisory Agreements by the Trustees

Natixis Advisors recommended the appointment of Harris Associates and Loomis Sayles to manage the New Sub-Strategies, effective April 30, 2019. The Board considered the New Sub- Advisory Agreements at their meeting held on March 7, 2019. The Trustees considered the

New Sub-Advisory Agreements in connection with the addition of the New Sub-Strategies. In considering whether to approve the New Sub-Advisory Agreements, the Trustees noted that Natixis Advisors, the entity that serves as the Funds’ investment adviser under a “manager of managers” structure, was recommending the addition of the New Sub-Advisers and the approval of the New Sub-Advisory Agreements was in the best interest of the Funds. In considering whether to approve the New Sub-Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the New Sub-Advisory Agreements included the following:

The nature, extent and quality of the services to be provided to the Funds under the New Sub- Advisory Agreements. The Trustees considered the nature, extent and quality of the services Harris Associates and Loomis Sayles are believed to be capable of providing to the Funds and the resources expected to be dedicated to the Funds by Harris Associates and Loomis Sayles. The Trustees met with senior representatives of Harris Associates and Loomis Sayles, who presented extensive information regarding their respective experience, capabilities and investment management process and philosophy. The Trustees noted that Harris Associates managed $107 billion in assets as of December 31, 2018 for other mutual funds as well as assets of individual trusts, retirement plans, endowments, foundations, and several private partnerships. The Trustees also noted that Loomis Sayles had over $249.7 billion in assets under management as of December 31, 2018. Therefore, the Trustees determined that each New Sub- Adviser is familiar with the demands of managing mutual fund assets. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the New Sub-Advisory Agreements, that the nature, extent and quality of services expected to be provided supported the approval of the New Sub-Advisory Agreements.

Investment performance of Harris Associates and Loomis Sayles. The Trustees received information about the performance of accounts managed by Harris Associates and Loomis Sayles, including information which compared the performance of such accounts to the performance of relevant benchmarks. The performance information provided included data for other funds or strategies managed by Harris Associates and Loomis Sayles (in the style of the segments of the Funds to be managed by Harris Associates and Loomis Sayles) and for other accounts managed by applying similar investing approaches to stocks of different capitalization ranges.

After reviewing the information, the Board concluded that the performance of Harris Associates and Loomis Sayles in managing other accounts supported the approval of the New Sub- Advisory Agreements. The Trustees also considered Harris Associates’ and Loomis Sayles’ performance and reputation generally.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the New Sub-Advisory Agreements, that the performance of Harris Associates and Loomis Sayles supported the approval of the New Sub-Advisory Agreements.

The costs of the services to be provided and profits to be realized by Natixis Advisors and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory, sub-advisory and administrative services, as well as the total expense levels of the Funds.

This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory and sub-advisory fees and total expense levels to those of their peer groups of mutual funds and information about the advisory and sub-advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Natixis Advisors and the Funds’ sub-advisers (including Harris Associates and Loomis Sayles) to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. The Trustees also took into account the demands, complexity and quality of the investment management of the relevant segments of each Fund.

The Trustees noted that because Harris Associates and Loomis Sayles had not yet begun providing services to the Funds, no historical information was available relating to the profitability to Harris Associates or Loomis Sayles from their relationship to the Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the New Sub-Advisory Agreements, that the advisory and sub-advisory fees charged to each of the Funds (and the sub-advisory fees to be paid to Harris Associates and Loomis Sayles) were fair and reasonable, and that the costs of these services generally supported the approval of the New Sub-Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by Natixis Advisors and the Funds’ sub-advisers (including Harris Associates and Loomis Sayles) and whether those economies will be shared with the Funds through breakpoints in their investment sub-advisory fees or other means, such as expense caps. With respect to economies of scale, the Trustees noted that each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to Natixis Advisors and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the New Sub-Advisory Agreements, that the extent to which economies of scale will be shared with the Funds supported the approval of the New Sub- Advisory Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds, Natixis Advisors and the New Sub-Advisers. They also considered the compliance-related resources Natixis Advisors and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to Natixis Advisors, such as the engagement of affiliates of Natixis Advisors to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to Natixis Advisors and the New Sub- Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the New Sub-Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Upon the recommendation of Natixis Advisors, and based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, voted to approve each of the New Sub-Advisory Agreements for an initial two-year term commencing April 30, 2019.

II. OTHER INFORMATION

Information About the Trust

Natixis Funds Trust IV (the “Trust”) is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to a Declaration of Trust dated March 17, 2000, as amended, and is a “series” company as described in Section 18(f)(2) of the 1940 Act. Currently, each series of the Trust is diversified. The name of the Trust has changed several times since its organization as noted below:

Trust Name	Date
Nvest Companies Trust I	March 2000 to April 2001

CDC Nvest Companies Trust I	May 2001 to April 2005

IXIS Advisor Funds Trust IV	May 2005 to August 2007

Natixis Funds Trust IV	August 2007 to present

Natixis Funds Trust IV has eleven (11) separate portfolios, including the Funds and AEW Global Focused Real Estate Fund, which commenced operations on September 1, 2000.

Information About Natixis Advisors

Natixis Advisors, L.P. (“Natixis Advisors”), formed in 1995, is a limited partnership indirectly owned by Natixis Investment Managers, L.P., the holding company for the North American asset management business (“Natixis IM-NA”).

Natixis IM-NA is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30 avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

Information about the Sub-Advisers

Mirova US LLC (“Mirova”), located at 888 Boylston Street, Suite 500, Boston, Massachusetts 02199-8197, serves as sub-adviser to the Funds. Prior to March 29, 2019, Mirova US was a division within its affiliate, Ostrum Asset Management U.S., LLC. On March 29, 2019, the Mirova division of Ostrum US spun out to create the entity, Mirova US. Mirova US is owned by Mirova, which is in turn an affiliate of Natixis Investment Managers.

Wilshire Associates Incorporated (“Wilshire”), located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401, serves as sub-adviser to the Funds. Wilshire is a privately held Subchapter S corporation that is 100% owned by its active key employees. Dennis Tito, Founder, Chief Executive Officer and Chairman of the Board of Wilshire, beneficially owns a majority of the outstanding shares of Wilshire. Wilshire has no other outside owners.

Harris Associates L.P. (“Harris Associates”), located at 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606, serves as sub-adviser to the Funds. Harris Associates is a limited partnership whose sole general partner is Harris Associates, Inc., a wholly-owned subsidiary of Natixis IM-NA.

Below is a table listing the chief executive officers and directors of Harris Associates and their positions with Harris Associates:

Name	Title
Tony Coniaris	Director of General Partner, Co-Chairman, Portfolio Manager and U.S. Investment Analyst

Kevin G. Grant	Director of General Partner, Co-Chairman, Portfolio Manager and U.S. Investment Analyst

David G. Herro	Director of General Partner, Deputy Chairman, Portfolio Manager and Chief Investment Officer – International Equity

Kristi L. Roswell	Director of General Partner and President

Christopher W. Keller	Director of General Partner, Chief Operating Officer

Zachary D. Weber	Chief Financial Officer and Treasurer

Colin P. McFarland	Chief Compliance Officer

Rana J. Wright	General Counsel and Secretary

Jean Raby	Director of General Partner, CEO, Natixis Investment Managers

David Giunta	Director of General Partner, President and CEO, Natixis Advisors, L.P.

Beverly Bearden	Director of General Partner, Deputy Chief Executive Officer, Natixis Investment Managers

The fee rate payable to Harris Associates for the Large Cap Value Segment is 0.52% as a percentage of average daily net assets. Harris Associates manages other investment vehicles in a similar fashion to the Large Cap Value Segment, for compensation at the annual fee rates of the corresponding average net assets levels of such funds and strategies set forth in the table below. The table also sets forth the approximate net assets of each fund/strategy as of January 31, 2019:

Fund	Approximate Net Assets (in millions)	Annual Advisory/Sub-Advisory Fee Rate (as a percentage of average net assets)
Natixis Oakmark Fund	$302.86	0.52% of the first $200 million
		0.50% thereafter
Natixis U. S. Equity Opportunities Fund	$459.47	0.52% on all assets
Oakmark NatixisTM Fund	$26.49	0.60% on all assets
Oakmark Fund	$18,337.56	1.00% of the first $2 billion
		0.90% of the next $1 billion
		0.80% of the next $2 billion
		0.75% of the next $2.5 billion 0.675% of the next $2.5 billion 0.625% of the next $2.5 billion 0.62% of the next $12.5 billion 0.615% of the next $10 billion 0.61% thereafter
Harris Associates Oakmark CIT	$23.88	0.60% on all assets
Oakmark Fund Strategy	$19,150.25	Standard Fee Schedule 0.70% of the first $100 million 0.50% thereafter
		Asset Weighted Fee
		0.70%

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), located at One Financial Center, Boston, Massachusetts 02111, serves as sub-adviser to the Funds. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is owned by Natixis IM-NA.

Below is a table listing the chief executive officers and directors of Loomis Sayles and their positions with Loomis Sayles:

Name	Title
Kevin P. Charleston	Director and Chairman of General Partner; President and Chief Executive Officer

Daniel J. Fuss	Director and Vice Chairman of General Partner; Executive Vice President and Portfolio Manager

Beverly M. Bearden	Director of General Partner, Deputy Chief Executive Officer, Natixis Investment Managers

David L. Giunta	Director of General Partner, President and CEO, Natixis Advisors, L.P.

John F. Gallagher III	Director of General Partner; Executive Vice President and Director of Institutional Services

John R. Gidman	Director of General Partner; Executive Vice President and Chief Operating Officer

Jaehoon Park	Director of General Partner; Executive Vice President and Chief Investment Officer

Jean S. Loewenberg	Director of General Partner; Executive Vice President, General Counsel and Secretary

John F. Russell	Director of General Partner; Executive Vice President and Head of Human Resources

Paul J. Sherba	Director of General Partner; Executive Vice President and Chief Financial Officer

David L. Waldman	Director of General Partner; Executive Vice President and Deputy Chief Investment Officer

Aziz V. Hamzaogullari	Director of General Partner; Executive Vice President, Portfolio Manager, founder and Chief Investment Officer of the Loomis Sayles Growth Equity Strategies Team

Elaine M. Stokes	Director of General Partner; Executive Vice President, Portfolio Manager and Co-head of the Loomis Sayles Full Discretion Team

Matthew J. Eagan	Director of General Partner; Executive Vice President, Portfolio Manager and Co-head of the Loomis Sayles Full Discretion Team

Richard G. Raczkowski	Director of General Partner; Executive Vice President, Portfolio Manager and Co-head of the Loomis Sayles Relative Return Team

Maurice Leger	Director of General Partner; Executive Vice President and Director of Product Management and Strategic Planning

Jean Raby	Director of General Partner, CEO, Natixis Investment Managers

Donald P. Ryan	Vice President, Chief Compliance Officer and Counsel

Gregory B. Woodgate	Treasurer

Estelle H. Burton	Controller

The fee rate payable to Loomis Sayles for the All Cap Growth Segment is 0.35% as a percentage of average daily net assets. Loomis Sayles manages other investment vehicles in a similar fashion to the All Cap Growth Segment, for compensation at the annual fee rates of the corresponding average net assets levels of such funds and strategies set forth in the table below. The table also sets forth the approximate net assets of each fund/strategy as of January 31, 2019:

Fund	Approximate Net Assets (in millions)	Annual Sub-Advisory Fee Rate (as a percentage of average net assets)
Natixis U.S Equity Opportunities Fund	$541.9	0.35% on all assets
AXA Large Cap Growth Managed Volatility Portfolio	$474.5	0.35% on all assets
AXA/Loomis Sayles Growth Portfolio	$619.9	0.35% on all assets
Nationwide Loomis All Cap Growth Fund	$184.8	0.45% of the first $1 billion
Nationwide Variable Insurance Trust Multi-Manager	$552.5	0.45% of the first $1 billion
Large Cap Growth Fund		0.425% thereafter
Loomis Sayles All Cap Growth Strategy	$3,762.9	Standard Fee Schedule
		0.675% of the first $20 million
		0.60% of the next $30 million
		0.55% of the next $50 million
		0.50% of the next $100 million
		0.45% thereafter
		Asset Weighted Fee
		0.40%

The fee rate payable to Loomis Sayles for the Core Fixed Income Segment is 0.20% as a percentage of average daily net assets. Loomis Sayles manages other investment vehicles in a similar fashion to the Core Fixed Income Segment, for compensation at the annual fee rates of the corresponding average net assets levels of such funds and strategies set forth in the table below. The table also sets forth the approximate net assets of each fund/strategy as of January 31, 2019:

Fund	Approximate Net Assets (in millions)	Annual Sub-Advisory Fee Rate (as a percentage of average net assets)
Columbia Multi-Manager Total Return Bond	$1,799.5	0.15% of the first $500 million
Strategies Fund		0.08% thereafter
Nationwide Loomis Core Bond Fund	$390.9	0.15% of the first $250 million
		0.125% of the next $750 million
Loomis Sayles Core Fixed Income Strategy	$9,784.9	Standard Fee Schedule
		0.29% of the first $50 million
		0.25% of the next $50 million
		0.18% thereafter
		Asset Weighted Fee 0.17%

Please see the prospectus and statement of additional information of the Funds for more information on these New Sub-Advisers.

Portfolio Transactions and Brokerage

The Funds do not use affiliated brokers. Therefore, there are no payments to affiliated brokers for the fiscal year ended January 31, 2019.

Certain Payments to Affiliates

In addition to advisory fees payable to Natixis Advisors under the Advisory Agreement, Natixis Advisors is also compensated for serving as Administrator of the Funds. In addition, the Funds compensate Natixis Distribution, L.P. (“Natixis Distribution” or the “Distributor”), an affiliate of Natixis Advisors, for providing various services to the Funds. These arrangements are not affected in any way by the New Sub-Advisory Agreements.

Certain Trustees and Officers of the Trust

No Trustees or Officers have any substantial interest, direct or indirect, by security holdings or otherwise, in the New Sub-Advisors.

Outstanding Shares and Significant Shareholders

The number of shares of beneficial interest of each class of the Funds issued and outstanding as of May 31, 2019 were approximately:

Fund	Shares of Beneficial Interest Issued and Outstanding
2015 Fund (Class N)	446,973
2020 Fund (Class N)	463,636
2025 Fund (Class N)	390,106
2030 Fund (Class N)	318,929
2035 Fund (Class N)	425,717
2040 Fund (Class N)	337,021
2045 Fund (Class N)	262,114
2050 Fund (Class N)	288,338
2055 Fund (Class N)	262,494
2060 Fund (Class N)	246,516

As of May 31, 2019, the following persons owned more than 5% of the outstanding shares of the noted class of shares of the Funds beneficially1 (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934):

Fund	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
2015 Fund[2] (Class N)	Natixis Investment Managers, L.P. Boston, MA 02199-8197	446,102	99.80%
2020 Fund[2] (Class N)	Natixis Investment Managers, L.P. Boston, MA 02199-8197	458,325	98.85%
2025 Fund[2] (Class N)	Natixis Investment Managers, L.P. Boston, MA 02199-8197	339,748	87.09%
	National Financial Services, LLC Jersey City, NJ 07310-1995	29,962	7.68%
2030 Fund[2] (Class N)	Natixis Investment Managers, L.P. Boston, MA 02199-8197	283,196	88.79%
	National Financial Services, LLC Jersey City, NJ 07310-1995	16,878	5.29%
2035 Fund[2] (Class N)	Natixis Investment Managers, L.P. Boston, MA 02199-8197	284,156	66.74%
	National Financial Services, LLC Jersey City, NJ 07310-1995	64,578	15.16%
	Ascensus Trust Company Fargo, ND 58106-0758	39,897	9.37%
2040 Fund[2] (Class N)	Natixis Investment Managers, L.P. Boston, MA 02199-8197	290,251	86.12%
	National Financial Services, LLC Jersey City, NJ 07310-1995	35,595	10.56%
2045 Fund[2] (Class N)	Natixis Investment Managers, L.P. Boston, MA 02199-8197	232,748	88.79%
2050 Fund[2] (Class N)	Natixis Investment Managers, L.P. Boston, MA 02199-8197	233,689	81.04%
	Ascensus Trust Company Fargo, ND 58106-0758	23,561	8.17%
2055 Fund[2] (Class N)	Natixis Investment Managers, L.P. Boston, MA 02199-8197	233,557	88.97%
2060 Fund[2] (Class N)	Natixis Investment Managers, L.P. Boston, MA 02199-8197	233,512	94.72%

[1]

Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of the Funds, it may be deemed to “control” the Funds within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

[2]	As of May 1, 2019, Natixis Investment Managers, L.P. owned more than 25% of each Fund and therefore may be presumed to “control” each Fund, as that term is defined in the 1940 Act.

As of May 31, 2019, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of shares of each Fund.

Shareholder Proposals at Future Meetings

The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

Delivery to Shareholders Sharing an Address

The Trustees are delivering one Information Statement to multiple shareholders sharing an address unless the Trust or Natixis Distribution has received contrary instructions from one or more of such shareholders. Upon written or oral request, Natixis Distribution shall deliver a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of this Information Statement was previously delivered. To find out how to request a separate copy of this Information Statement or any future annual report or information statement or to request delivery of a single copy of annual reports or information statements if they are receiving multiple copies of such documents, shareholders sharing an address with other shareholders may contact Natixis Distribution in writing at 888 Boylston Street, Boston, Massachusetts 02119-8197 or by calling 1-800-225-5478.

Funds’ Annual Reports

The Funds have previously sent their most recent annual and semi-annual reports to their shareholders. You can obtain a copy of these reports without charge by writing to Natixis Distribution at 888 Boylston Street, Boston, Massachusetts 02119-8197, by calling 1-800- 225-5478 or by logging onto www.im.natixis.com.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Appendix A-1

Sub-Advisory Agreement

(Harris Associates L.P.)

Sub-Advisory Agreement (this “Agreement”) entered into as of this 30th day of April, 2019, by and among Natixis Funds Trust IV, a Massachusetts business trust (the “Trust”), with respect to its series listed in Schedule A (each a “Fund” and, collectively, the “Funds”), Natixis Advisors, L.P., a Delaware limited partnership (the “Manager”), and Harris Associates L.P., a Delaware limited partnership (the “Sub-Adviser”).

WHEREAS, the Manager has entered into an Advisory Agreement dated February 28, 2017 (the “Advisory Agreement”) with the Trust, relating to the provision of portfolio management and administrative services to the Funds;

WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

WHEREAS, the Manager and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Manager and the Sub-Adviser agree as follows:

1. Sub-Advisory Services.

a. The Sub-Adviser shall, subject to the supervision of the Manager and of any administrator appointed by the Manager (the “Administrator”), manage the investment and reinvestment of such portion the assets of each Fund as the Manager or its designee may from time to time allocate to the Sub-Adviser for management (each a “Segment” and, collectively, the “Segments”). The Sub- Adviser shall have the authority on behalf of each Fund to vote and shall vote all proxies and exercise all other rights of the Funds as a security holder of companies in which the Segments from time to time invest. The Sub-Adviser shall manage each Segment in conformity with (1) the investment objective, policies and restrictions of the applicable Segment of the applicable Fund set forth in the Trust’s prospectus and statement of additional information relating to the Fund, (2) any additional policies or guidelines established by the Manager or by the Trust’s trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code as amended (the “Code”) applicable to “regulated investment companies” (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the “Policies”), and with all applicable

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provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations thereunder. For purposes of compliance with the Policies, the Sub- Adviser shall be entitled to treat each Segment as though the Segment constituted the entire Fund, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Funds, other than the Segments, with the Policies, or for the compliance of the Funds, taken as a whole, with the Policies. For clarification, the Sub-Adviser is not responsible for the requirements of the Code or the 1940 Act that Natixis Advisors believes should be monitored for at the Fund level (for example, concentration, diversification and liquidity limits). Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Funds, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of each Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section I .a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for a Segment as the Manager shall determine are necessary in order for the applicable Fund to comply with the Policies.

b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Segments in such form as may be mutually agreed upon, and agrees to review the Segments and discuss the management of the Segments with the Manager and the Administrator. The Sub-Adviser shall permit all books and records with respect to the Segments to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager with such other information and reports as may reasonably be requested by the Manager from time to time, including without limitation all material requested by or required to be delivered to the Trustees of the Trust.

c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser’s Form ADV as filed with the Securities and Exchange Commission and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Funds.

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2. Obligations of the Manager.

a, The Manager shall provide (or cause the Funds’ Custodian (as defined in Section 3 hereof) to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets of each Segment, cash requirements and cash available for investment in each Segment, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Funds and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Funds to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Funds to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Funds’ agreement with the custodian designated to hold the assets of the Funds (the “Custodian”) and any modifications thereto (the “Custody Agreement”), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of each Segment shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to each Fund shall be delivered directly to the Custodian.

4. Proprietary Rights. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the name “Harris Associates L.P.” and that all use of any designation consisting in whole or part of “Harris Associates L.P.” under this Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Funds agrees not to use any such designation in any advertisement or sales literature or other materials promoting the Funds, except with the prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Funds not to, make representations regarding the Sub-Adviser in any disclosure document, advertisement or sales literature or other materials relating to any Fund. Upon termination of this Agreement for any reason with respect to any Fund, the Manager shall cease, and the Manager shall use its best efforts to cause the applicable Fund to cease, all use of any such designation as soon as reasonably practicable.

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5. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any organizational, operational or business expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Funds, and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision of any law shall be the sole responsibility of the Manager. The Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement. Neither the Sub-Adviser nor any affiliated person thereof shall be entitled to any compensation from the Manager or the Trust with respect to service by any affiliated person of the Sub-Adviser as an officer or trustee of the Trust (other than the compensation to the Sub-Adviser payable by the Manager pursuant to Section 7 hereof).

6, Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for each Segment with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Segments may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Segments at prices which are advantageous to the Funds and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Funds and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Funds or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Segments.

4

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Sub-Adviser may allocate brokerage transactions to broker-dealers (including affiliates of Natixis Distribution, L.P.) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund’s expenses, subject to the policy of best execution.

The Manager agrees that, subject to its fiduciary duties to the Funds arising from its position as Manager of the Funds, the Manager shall not dictate brokerage allocation or selection decisions or investment decisions to or for the Funds, either directly or pursuant to directions given to the Sub-Adviser by the Manager; provided, however, that nothing in this paragraph shall prohibit officers of the Trust (who may also be officers or employees of the Manager) from exercising authority conferred upon them as officers of the Trust by the Board of Trustees of the Trust.

7. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, with respect to each Segment of each Fund, the Sub-Adviser shall be paid at the annual rate not to exceed 0.70% of the average daily net assets of such Segment of the Fund (or such lesser amount as the Sub-Adviser may from time to time agree to receive). The compensation schedule for the current Segments of the Funds is set forth in Schedule B. Additional Segments of the Funds may be added in the future, Such compensation shall be paid by the Trust (except to the extent that the Trust, the Sub-Adviser and the Manager otherwise agree in writing from time to time). Such compensation shall be payable monthly in arears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Funds pursuant to the Advisory Agreement.

8. Non-Exclusivity. The Manager and the Trust on behalf of the Funds agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Trust recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Funds. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Funds or the Manager.

5

9. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, partners, employees or agents (the “Indemnified Parties”) shall be subject to any liability to the Manager, the Trust, any Fund or any shareholder of a Fund for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties hereunder. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys’ fees and costs) arising from any claim or demand by any past or present shareholder of any Fund that is not based upon the obligations of the Sub-Adviser with respect to any Segment under this Agreement.

Without limiting the foregoing, it is expressly understood and agreed that the Manager and each Fund shall hold harmless and indemnify the Indemnified Parties for any loss arising out of any act or omission of any other sub-adviser to the Fund, or for any loss arising out of the failure of the Fund to comply with the Policies, except for losses arising out of the Sub-Adviser’s failure to comply with the Policies with respect to a Segment.

The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by any Fund or any Segment or that any Fund or any Segment will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

10. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or with respect to any Fund by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

6

b. this Agreement may at any time be terminated with respect to any Fund on sixty days’ written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund;

c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

d. this Agreement may be terminated with respect to any Fund by the Sub- Adviser on ninety days’ written notice to the Manager and the Trust, or by the Manager on ninety days’ written notice to the Sub-Adviser.

Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty,

11. Amendment. This Agreement may be amended at any time with respect to any Fund by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the applicable Fund and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub- Adviser, cast in person at a meeting called for the purpose of voting on such approval.

12. Certain Definitions, For the purpose of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person” and “assignment” shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

13. General.

a. The Sub-Adviser may perform its services through any employee, officer or agent of the Sub-Adviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectuses of each Fund shall perform the day-to-day portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser, identified in such notice, shall assume such duties as of a specific date.

b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, with respect to any Fund, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

7

c. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with this Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

d. No shareholder or any person other than the Trust, the Manager and the Sub- Adviser is a party to this Agreement or shall be entitled to any right or benefit arising under or in respect of this Agreement; there are no third-party beneficiaries of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any shareholder or person other than the Trust (including without limitation any shareholder in the Series) any direct, indirect, derivative or other rights against the Manager or Sub-Adviser, or (ii) create or give rise to any duty or obligation on the part of the Manager or Sub-Adviser (including without limitation any fiduciary duty) to any shareholder or person other than the Trust, all of which rights, benefits, duties and obligations are hereby expressly excluded.

e. Any legal action or proceeding with respect to this Agreement or the services provided hereunder or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the state courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts, and each party hereto submits with regard to any action or proceeding for itself and in respect of its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient form, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

f. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

8

NATIXIS ADVISORS, L.P.
By Natixis Distribution, L.P., its general partner

By:	/s/ Beatriz Pina Smith
Name: Beatriz Pina Smith
Title: Executive Vice President and Chief Financial Officer

HARRIS ASSOCIATES L.P.
By Harris Associates Inc., its general partner

By:	/s/ Kristi L. Rowsell
Name: Kristi L. Rowsell
Title: President

NATIXIS FUNDS TRUST IV on behalf of its Natixis Sustainable Future 2015 FundSM,

Natixis Sustainable Future 2020 FundSM, Natixis Sustainable Future 2025 FundSM,

Natixis Sustainable Future 2030 FundSM, Natixis Sustainable Future 2035 FundSM,

Natixis Sustainable Future 2040 FundSM, Natixis Sustainable Future 2045 FundSM,

Natixis Sustainable Future 2050 FundSM, Natixis Sustainable Future 2055 FundSM, and

Natixis Sustainable Future 2060 FundSM series

By:	/s/ David Giunta
Name: David Giunta
Title: President

9

NOTICE

A copy of the Agreement and Declaration of Trust establishing Natixis Funds Trust IV (the “Trust”) is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Trust’s series set forth in Schedule A (the “Funds”) on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Funds.

10

Schedule A

(list of Funds)

Natixis Sustainable Future 2015 FundSM

Natixis Sustainable Future 2020 FundSM

Natixis Sustainable Future 2025 FundSM

Natixis Sustainable Future 2030 FundSM

Natixis Sustainable Future 2035 FundSM

Natixis Sustainable Future 2040 FundSM

Natixis Sustainable Future 2045 FundSM

Natixis Sustainable Future 2050 FundSM

Natixis Sustainable Future 2055 FundSM

Natixis Sustainable Future 2060 FundSM

11

Schedule B

(sub-advisory fees of the Segments)

Harris Associates Large Cap Value Segment

0.52% of the average daily net assets of the Segment

12

Appendix A-2

Sub-Advisory Agreement

(Loomis, Sayles & Company, L.P.)

Sub-Advisory Agreement (this “Agreement”) entered into as of this 30th day of April, 2019, by and among Natixis Funds Trust IV, a Massachusetts business trust (the “Trust”), with respect to its series listed in Schedule A (each a “Fund” and, collectively, the “Funds”), Natixis Advisors, L.P., a Delaware limited partnership (the “Manager”), and Loomis, Sayles & Company, L.P., a Delaware limited partnership (the “Sub-Adviser”).

WHEREAS, the Manager has entered into an Advisory Agreement dated February 28, 2017 (the “Advisory Agreement”) with the Trust, relating to the provision of portfolio management and administrative services to the Funds;

WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

WHEREAS, the Manager and the Trustees of the Trust desire to retain the Sub- Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Manager and the Sub-Adviser agree as follows:

1. Sub-Advisory Services.

a. The Sub-Adviser shall, subject to the supervision of the Manager and of any administrator appointed by the Manager (the “Administrator”), manage the investment and reinvestment of such portion the assets of each Fund as the Manager or its designee may from time to time allocate to the Sub-Adviser for management (each a “Segment” and, collectively, the “Segments”). The Sub- Adviser shall have the authority on behalf of each Fund to vote and shall vote all proxies and exercise all other rights of the Funds as a security holder of companies in which the Segments from time to time invest. The Sub-Adviser shall manage each Segment in conformity with (1) the investment objective, policies and restrictions of the applicable Segment of the applicable Fund set forth in the Trust’s prospectus and statement of additional information relating to the Fund, (2) any additional policies or guidelines established by the Manager or by the Trust’s trustees that have been furnished in writing to the Sub-Adviser

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and (3) the provisions of the Internal Revenue Code as amended (the “Code”) applicable to “regulated investment companies” (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the “Policies”), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations thereunder. For purposes of compliance with the Policies, the Sub-Adviser shall be entitled to treat each Segment as though the Segment constituted the entire Fund, and the Sub-Adviser shall not be responsible in any way for the compliance of any assets of the Funds, other than the Segments, with the Policies, or for the compliance of the Funds, taken as a whole, with the Policies. For clarification, the Sub-Adviser is not responsible for the requirements of the Code or the 1940 Act that Natixis Advisors believes should be monitored for at the Fund level (for example, concentration, diversification and liquidity limits). Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Funds, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of each Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1 however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for a Segment as the Manager shall determine are necessary in order for the applicable Fund to comply with the Policies.

b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Segments in such form as may be mutually agreed upon, and agrees to review the Segments and discuss the management of the Segments with the Manager and the Administrator. The Sub-Adviser shall permit all books and records with respect to the Segments to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager with such other information and reports as may reasonably be requested by the Manager from time to time, including without limitation all material requested by or required to be delivered to the Trustees of the Trust.

c. The Sub-Adviser shall provide to the Manager a copy of the Sub- Adviser’s Form ADV as filed with the Securities and Exchange Commission and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Funds.

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2. Obligations of the Manager.

a. The Manager shall provide (or cause the Funds’ Custodian (as defined in Section 3 hereof) to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets of each Segment, cash requirements and cash available for investment in each Segment, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Funds and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Funds to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Funds to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Funds’ agreement with the custodian designated to hold the assets of the Funds (the “Custodian”) and any modifications thereto (the “Custody Agreement”), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of each Segment shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to each Fund shall be delivered directly to the Custodian.

4. Proprietary Rights. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the name “Loomis, Sayles & Company, L.P.” and that all use of any designation consisting in whole or part of “Loomis, Sayles & Company, L.P. under this Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Funds agrees not to use any such designation in any advertisement or sales literature or other materials promoting the Funds, except with the prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Funds not to, make representations regarding the Sub-Adviser in any disclosure

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document, advertisement or sales literature or other materials relating to any Fund. Upon termination of this Agreement for any reason with respect to any Fund, the Manager shall cease, and the Manager shall use its best efforts to cause the applicable Fund to cease, all use of any such designation as soon as reasonably practicable.

5. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub- Adviser pursuant hereto, the Sub-Adviser shall not be liable for any organizational, operational or business expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Funds, and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision of any law shall be the sole responsibility of the Manager. The Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement. Neither the Sub-Adviser nor any affiliated person thereof shall be entitled to any compensation from the Manager or the Trust with respect to service by any affiliated person of the Sub-Adviser as an officer or trustee of the Trust (other than the compensation to the Sub-Adviser payable by the Manager pursuant to Section 7 hereof).

6. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for each Segment with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Segments may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Segments at prices which are advantageous to the Funds and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Funds and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Funds or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Segments.

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To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Sub-Adviser may allocate brokerage transactions to broker-dealers (including affiliates of Natixis Distribution, L.P.) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund’s expenses, subject to the policy of best execution.

The Manager agrees that, subject to its fiduciary duties to the Funds arising from its position as Manager of the Funds, the Manager shall not dictate brokerage allocation or selection decisions or investment decisions to or for the Funds, either directly or pursuant to directions given to the Sub-Adviser by the Manager; provided, however, that nothing in this paragraph shall prohibit officers of the Trust (who may also be officers or employees of the Manager) from exercising authority conferred upon them as officers of the Trust by the Board of Trustees of the Trust.

7. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, with respect to each Segment of each Fund, the Sub-Adviser shall be paid at the annual rate not to exceed 0.70% of the average daily net assets of such Segment of the Fund (or such lesser amount as the Sub-Adviser may from time to time agree to receive). The compensation schedule for the current Segments of the Funds is set forth in Schedule B. Additional Segments of the Funds may be added in the future. Such compensation shall be paid by the Trust (except to the extent that the Trust, the Sub-Adviser and the Manager otherwise agree in writing from time to time). Such compensation shall be payable monthly in arears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Funds pursuant to the Advisory Agreement.

8. Non-Exclusivity. The Manager and the Trust on behalf of the Funds agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Trust recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Funds. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Funds or the Manager.

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9. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, partners, employees or agents (the “Indemnified Parties”) shall be subject to any liability to the Manager, the Trust, any Fund or any shareholder of a Fund for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties hereunder. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys’ fees and costs) arising from any claim or demand by any past or present shareholder of any Fund that is not based upon the obligations of the Sub-Adviser with respect to any Segment under this Agreement.

Without limiting the foregoing, it is expressly understood and agreed that the Manager and each Fund shall hold harmless and indemnify the Indemnified Parties for any loss arising out of any act or omission of any other sub-adviser to the Fund, or for any loss arising out of the failure of the Fund to comply with the Policies, except for losses arising out of the Sub-Adviser’s failure to comply with the Policies with respect to a Segment.

The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by any Fund or any Segment or that any Fund or any Segment will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

10. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or with respect to any Fund by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

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b. this Agreement may at any time be terminated with respect to any Fund on sixty days’ written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund;

c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

d. this Agreement may be terminated with respect to any Fund by the Sub- Adviser on ninety days’ written notice to the Manager and the Trust, or by the Manager on ninety days’ written notice to the Sub-Adviser.

Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

11. Amendment. This Agreement may be amended at any time with respect to any Fund by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the applicable Fund and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

12. Certain Definitions. For the purpose of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person” and “assignment” shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

13. General.

a. The Sub-Adviser may perform its services through any employee, officer or agent of the Sub-Adviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectuses of each Fund shall perform the day- to-day portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser, identified in such notice, shall assume such duties as of a specific date.

b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, with respect to any Fund, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

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c. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with this Agreement, the patty receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

d. No shareholder or any person other than the Trust, the Manager and the Sub- Adviser is a party to this Agreement or shall be entitled to any right or benefit arising under or in respect of this Agreement; there are no third-party beneficiaries of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any shareholder or person other than the Trust (including without limitation any shareholder in the Series) any direct, indirect, derivative or other rights against the Manager or Sub-Adviser, or (ii) create or give rise to any duty or obligation on the part of the Manager or Sub-Adviser (including without limitation any fiduciary duty) to any shareholder or person other than the Trust, all of which rights, benefits, duties and obligations are hereby expressly excluded.

e. Any legal action or proceeding with respect to this Agreement or the services provided hereunder or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the state courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts, and each party hereto submits with regard to any action or proceeding for itself and in respect of its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

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f. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

NATIXIS ADVISORS, L.P.
By Natixis Distribution, L.P., its general partner

By:	/s/ Beatriz Pina Smith
Name: Beatriz Pina Smith
Title: Executive Vice President and Chief Financial Officer

LOOMIS, SAYLES & COMPANY, L.P.
By Loomis, Sayles & Company, Inc., its general partner

By:	/s/ Lori A. Sanderson
Name: Lori A. Sanderson
Title: Vice President, Manager of Client Intake

NATIXIS FUNDS TRUST IV on behalf of its Natixis Sustainable Future 2015 FundSM,

Natixis Sustainable Future 2020 FundSM Natixis Sustainable Future 2025 FundSM,

Natixis Sustainable Future 2030 FundSM Natixis Sustainable Future 2035 FundSM

Natixis Sustainable Future 2040 FundSM, Natixis Sustainable Future 2045 FundSM,

Natixis Sustainable Future 2050 FundSM, Natixis Sustainable Future 2055 FundSM and

Natixis Sustainable Future 2060 FundSM series

By:	/s/ David Giunta
Name: David Giunta
Title: President

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NOTICE

A copy of the Agreement and Declaration of Trust establishing Natixis Funds Trust IV (the “Trust”) is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Trust’s series set forth in Schedule A (the “Funds”) on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Funds.

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Schedule A

(list of Funds)

Natixis Sustainable Future 2015 FundSM

Natixis Sustainable Future 2020 FundSM

Natixis Sustainable Future 2025 FundSM

Natixis Sustainable Future 2030 FundSM

Natixis Sustainable Future 2035 FundSM

Natixis Sustainable Future 2040 FundSM

Natixis Sustainable Future 2045 FundSM

Natixis Sustainable Future 2050 FundSM

Natixis Sustainable Future 2055 FundSM

Natixis Sustainable Future 2060 FundSM

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Schedule B

(sub-advisory fees of the Segments)

Loomis Sayles All Cap Growth Segment

0.35% of the average daily net assets of the Segment

Loomis Sayles Core Fixed Income Segment

0.20% of the average daily net assets of the Segment

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